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                                                  Filed pursuant to Rule 497(e)
                         of the Securities and Exchange Act of 1933, as amended
                                                      Registration No. 33-46137






                    CADRE NETWORK HEALTH FINANCIAL SERVICES
                               LIQUID ASSET FUND

                 SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997
                                      AND
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997

        Ambac Cadre Financial Services, Inc. is identified as the Fund's investment adviser and manager and transfer agent. Ambac Cadre Securities, Inc. is identified as the Fund's distributor. Those corporations are now known as Cadre Financial Services, Inc. and AMBAC Securities, Inc., respectively. Each corporation intends to change its name to the name set forth in the Prospectus and Statement of Additional Information.

                 The date of this Supplement is April 30, 1997